                                                                    EXHIBIT 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                           March 31,         March 31,              December 31,
(dollars in thousands)                                       2006              2005                    2005
                                                         -----------       -----------             -------------
LOAN PORTFOLIO:
Originated and acquired residential mortgage             $   421,122       $   626,952             $   452,853
Home equity                                                  924,311           745,996                 900,985
Marine                                                       398,024           431,381                 412,643
Other                                                         28,688            35,482                  32,793
                                                         -----------       -----------             -----------
Total consumer                                             1,772,145         1,839,811               1,799,274
                                                         -----------       -----------             -----------

Commercial mortgage                                          470,364           483,256                 485,743
Residential real estate construction                         483,309           264,906                 414,803
Commercial real estate construction                          311,036           282,092                 312,399
Commercial business                                          676,315           671,110                 683,162
                                                         -----------       -----------             -----------
Total commercial                                           1,941,024         1,701,364               1,896,107
                                                         -----------       -----------             -----------
     Total loans                                         $ 3,713,169       $ 3,541,175             $ 3,695,381
                                                         ===========       ===========             ===========

NON-PERFORMING ASSETS:
Originated and acquired residential mortgage             $     8,648       $    10,130             $     7,340
Home equity                                                      310               275                     243
Other consumer                                                   205                 -                     315
Commercial mortgage                                            1,437             1,598                   1,437
Commercial real estate construction                                -               195                       -
Commercial business                                           15,752            11,008                  16,336
                                                         -----------       -----------             -----------
Total non-accrual loans                                       26,352            23,206                  25,671
Total renegotiated loans                                           -                 -                       -
                                                         -----------       -----------             -----------
Total non-performing loans                                    26,352            23,206                  25,671
Total other assets and real estate owned                       1,773             1,578                   1,787
                                                         -----------       -----------             -----------
Total non-performing assets                              $    28,125       $    24,784             $    27,458
                                                         ===========       ===========             ===========

90-DAY DELINQUENCIES:
Originated and acquired residential mortgage             $     3,578       $     3,315             $     5,131
Home equity                                                      263               348                     251
Other consumer                                                   875             4,834                   1,069
Residential real estate construction                               -             1,033                     118
Commercial business                                              290             1,244                   1,551
                                                         -----------       -----------             -----------
Total 90-day delinquencies                               $     5,006       $    10,774             $     8,120
                                                         ===========       ===========             ===========

ASSET QUALITY RATIOS:
Non-performing loans to loans                                  0.71%             0.66%                   0.69%
Non-performing assets to loans                                 0.76%             0.70%                   0.74%
Allowance for loan losses to loans                             1.21%             1.29%                   1.24%
Net charge-offs in quarter to average loans                    0.13%             0.24%                   0.09%
Allowance for loan losses to non-performing loans            169.83%           196.67%                 177.78%


                                                         Three Months Ended March 31,               Three Months
                                                         ----------------------------             Ended December 31,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                       2006              2005                     2005
                                                         -----------       -----------            ------------------
Balance at beginning of period                           $    45,639       $    46,169             $    46,049
Provision for loan losses                                        318             1,575                     400
Less loans charged-off, net of recoveries:
Originated and acquired residential mortgage                     331               641                      86
Home equity                                                      119                (1)                     (1)
Other consumer                                                   271               (10)                    378
Commercial mortgage                                                -                 -                     107
Residential real estate construction                               -                 -                     (32)
Commercial real estate construction                                -                 -                       -
Commercial business                                              482             1,475                     272
                                                         -----------       -----------             -----------
Net charge-offs                                                1,203             2,105                     810
                                                         -----------       -----------             -----------
Balance at end of period                                 $    44,754       $    45,639             $    45,639
                                                         ===========       ===========             ===========


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
                                                                         Three Months Ended
                                                                              March 31,
                                                                   ------------------------------
(dollars in thousands, except per share data)                          2006            2005
                                                                   -------------   --------------
INTEREST INCOME:
Loans, including fees                                                 $ 61,147        $ 50,504
Investment securities                                                   23,952          24,321
Tax-advantaged loans and securities                                        806             319
Short-term investments                                                      79              43
                                                                    ----------       ---------
Total interest income                                                   85,984          75,187
                                                                    ----------       ---------
INTEREST EXPENSE:
Deposits                                                                17,066          11,328
Short-term borrowings                                                    8,548           4,473
Long-term debt                                                           9,122          10,670
                                                                    ----------       ---------
Total interest expense                                                  34,736          26,471
                                                                    ----------       ---------
Net interest income                                                     51,248          48,716
Less provision for loan losses                                             318           1,575
                                                                    ----------       ---------
Net interest income, after provision for loan losses                    50,930          47,141
                                                                    ----------       ---------
NON-INTEREST INCOME:
Service charges on deposit accounts                                     22,052          19,349
Commissions and fees                                                     1,608           1,210
Net gains (losses)                                                         540            (776)
Derivative losses on swaps                                                (603)         (3,820)
Net cash settlement on swaps                                               290           1,579
Other non-interest income                                                4,338           5,502
                                                                    ----------       ---------
Total non-interest income                                               28,225          23,044
                                                                    ----------       ---------
NON-INTEREST EXPENSE:
Salaries and employee benefits                                          27,632          22,698
Occupancy expense, net                                                   5,729           5,274
Furniture and equipment expense                                          3,847           3,464
External processing fees                                                 4,967           5,197
Other non-interest expense                                              10,616          10,841
                                                                    ----------       ---------
Total non-interest expense                                              52,791          47,474
                                                                    ----------       ---------
Income before income taxes                                              26,364          22,711
Income tax expense                                                       8,106           6,961
                                                                    ----------       ---------
Net income                                                            $ 18,258        $ 15,750
                                                                    ==========       =========

NET INCOME PER SHARE AMOUNTS:
Basic                                                                 $   0.55        $   0.48
Diluted                                                                   0.55            0.47


PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CONDITION

                                                                              March 31,     December 31,      March 31,
(dollars in thousands, except share amounts)                                    2006            2005            2005
                                                                           -------------   --------------   -------------
ASSETS:
Cash and due from banks                                                      $  138,404       $  159,474      $  155,562
Short-term investments                                                           12,059            3,992           5,347
Mortgage loans held for sale                                                      8,007            8,169           4,441
Securities available for sale                                                 1,805,972        1,794,086       2,031,290
Securities held to maturity                                                     110,681          111,269         114,091
Loans                                                                         3,713,169        3,695,381       3,541,175
Less allowance for loan losses                                                   44,754           45,639          45,639
                                                                            -----------      -----------    ------------
Net loans                                                                     3,668,415        3,649,742       3,495,536
                                                                            -----------      -----------    ------------
Premises and equipment, net                                                      64,558           65,893          63,379
Accrued interest receivable                                                      32,465           31,766          29,627
Goodwill                                                                        254,855          254,855         255,973
Intangible assets                                                                10,315           10,765          12,167
Other assets                                                                    266,703          265,915         257,269
                                                                            -----------      -----------    ------------
Total assets                                                                 $6,372,434       $6,355,926      $6,424,682
                                                                            ===========      ===========    ============

LIABILITIES:
Deposits:
Noninterest-bearing                                                          $  826,598       $  860,023      $  876,766
Interest-bearing                                                              3,335,841        3,264,444       3,052,120
                                                                            -----------      -----------    ------------
Total deposits                                                                4,162,439        4,124,467       3,928,886
                                                                            -----------      -----------    ------------
Short-term borrowings                                                           760,110          647,752         719,228
Long-term debt                                                                  783,702          920,022       1,125,465
Accrued expenses and other liabilities                                           35,987           33,190          39,566
                                                                            -----------      -----------    ------------
Total liabilities                                                             5,742,238        5,725,431       5,813,145
                                                                            -----------      -----------    ------------

STOCKHOLDERS' EQUITY:
Common stock (par value $1.00) authorized 100,000,000 shares;
  issued 41,577,170, 41,386,297 and 40,966,829 shares at March 31,
  2006, December 31, 2005 and March 31, 2005, respectively                       41,577           41,386          40,967
Additional paid-in capital                                                      570,453          565,239         554,244
Retained earnings                                                               230,155          221,290         191,226
Net accumulated other comprehensive loss                                        (26,574)         (17,283)        (12,600)
Treasury stock at cost - 8,602,386, 8,453,179 and 7,904,541
  shares at March 31, 2006, December 31, 2005 and
  March 31, 2005, respectively                                                 (185,415)        (180,137)       (162,300)
                                                                            -----------      -----------    ------------
Total stockholders' equity                                                      630,196          630,495         611,537
                                                                            -----------      -----------    ------------
Total liabilities and stockholders' equity                                   $6,372,434       $6,355,926      $6,424,682
                                                                            ===========      ===========    ============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                             Three Months Ended                     Three Months Ended
                                              March 31, 2006                         March 31, 2005
                                          ----------------------------------------------------------------------------
(dollars in thousands)                       Average       Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                       Balance       Expense      Rate        Balance       Expense      Rate
                                          -------------  -----------  ----------  ------------   ---------  ----------
ASSETS:
Interest-earning assets:
Originated and acquired residential          $  439,513     $  6,883     6.35 %     $  639,845     $  9,485     6.01 %
Home equity                                     914,182       14,168     6.29          724,721        9,352     5.23
Marine                                          406,786        5,235     5.22          432,891        5,583     5.23
Other consumer                                   30,441          701     9.34           38,250          771     8.17
Commercial mortgage                             475,354        7,917     6.75          484,491        7,172     6.00
Residential construction                        447,792        9,009     8.16          259,940        3,886     6.06
Commercial construction                         309,123        5,461     7.16          281,705        3,914     5.63
Commercial business                             677,346       11,786     7.06          678,183       10,529     6.30
                                            -----------   ----------               -----------   ----------
Total loans                                   3,700,537       61,160     6.70        3,540,026       50,692     5.81
                                            -----------   ----------               -----------   ----------
Loans held for sale                               7,477          126     6.83            6,093           88     5.86
Short-term investments                            8,475           79     3.78            8,671           43     2.01
Taxable investment securities                 1,849,174       23,952     5.25        2,156,984       24,321     4.57
Tax-advantaged investment securities             72,705        1,105     6.16           12,995          231     7.21
                                            -----------   ----------               -----------   ----------
    Total investment securities               1,921,879       25,057     5.29        2,169,979       24,552     4.59
                                            -----------   ----------               -----------   ----------
    Total interest-earning assets             5,638,368       86,422     6.22        5,724,769       75,375     5.34
                                            -----------   ----------               -----------   ----------
Less: allowance for loan losses                 (45,396)                               (46,051)

Cash and due from banks                         121,465                                127,760
Other assets                                    623,221                                626,493
                                            -----------                            -----------
   Total assets                              $6,337,658                             $6,432,971
                                            ===========                            ===========


LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits             $  569,191          669     0.48       $  526,831          305     0.23
Money market deposits                           614,094        3,635     2.40          533,176        1,910     1.45
Savings deposits                                692,013          552     0.32          749,080          540     0.29
Direct time deposits                            898,518        7,150     3.23          795,593        4,408     2.25
Brokered time deposits                          448,418        5,060     4.58          367,653        4,165     4.59
Short-term borrowings                           835,299        8,548     4.15          837,946        4,473     2.16
Long-term debt                                  805,654        9,122     4.59        1,184,524       10,670     3.65
                                            -----------   ----------               -----------   ----------
  Total interest-bearing liabilities          4,863,187       34,736     2.90        4,994,803       26,471     2.15
                                            -----------   ----------               -----------   ----------
Noninterest-bearing demand deposits             791,615                                783,673
Other liabilities                                33,576                                 35,727
Stockholders' equity                            649,280                                618,768
                                            -----------                            -----------
 Total liabilities and stockholders' equity  $6,337,658                             $6,432,971
                                            ===========                         ==============
Net interest-earning assets                  $  775,181                             $  729,966
                                            ===========                         ==============
Net interest income (tax-equivalent)                          51,686                                 48,904
Less: tax-equivalent adjustment                                 (438)                                  (188)
                                                        -----------                            -----------
Net interest income                                         $ 51,248                               $ 48,716
                                                        ===========                            ===========


Net yield on interest-earning assets                                     3.72 %                                 3.46 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME
                                                                                                               2006/2005
                                                                                                         Income/Expense Variance
                                              2006 Quarter to 2005 Quarter Increase/(Decrease)              Due to Change In
                                            -----------------------------------------------------   -----------------------------
(dollars in thousands)                         Average        %          Income/         %              Average        Average
(tax-equivalent basis)                         Balance      Change       Expense      Change             Rate          Volume
                                            -------------- ---------   ------------ -------------   -------------- --------------
ASSETS:
Interest-earning assets:
Originated and acquired residential           $ (200,332)    (31.3)%     $ (2,602)     (27.4)%           $   510       $ (3,112)
Home equity                                      189,461      26.1          4,816       51.5               2,093          2,723
Marine                                           (26,105)     (6.0)          (348)      (6.2)                (12)          (336)
Other consumer                                    (7,809)    (20.4)           (70)      (9.1)                101           (171)
Commercial mortgage                               (9,137)     (1.9)           745       10.4                 883           (138)
Residential construction                         187,852      72.3          5,123      131.8               1,658          3,465
Commercial construction                           27,418       9.7          1,547       39.5               1,139            408
Commercial business                                 (837)     (0.1)         1,257       11.9               1,270            (13)
                                              -----------               ----------
   Total loans                                   160,511       4.5         10,468       20.7
                                              -----------               ----------
Loans held for sale                                1,384      22.7             38       43.2                  16             22
Short-term investments                              (196)     (2.3)            36       83.7                  37             (1)
Taxable investment securities                   (307,810)    (14.3)          (369)      (1.5)              3,355         (3,724)
Tax-advantaged investment securities              59,710     459.5            874      378.4                 (38)           912
                                              -----------               ----------
   Total investment securities                  (248,100)    (11.4)           505        2.1
                                              -----------               ----------
   Total interest-earning assets                 (86,401)     (1.5)        11,047       14.7              12,200         (1,153)
                                              -----------               ----------
Less: allowance for loan losses                      655      (1.4)
Cash and due from banks                           (6,295)     (4.9)
Other assets                                      (3,272)     (0.5)
                                              -----------
   Total assets                               $  (95,313)     (1.5)
                                              ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits              $   42,360       8.0            364      119.3                 338             26
Money market deposits                             80,918      15.2          1,725       90.3               1,399            326
Savings deposits                                 (57,067)     (7.6)            12        2.2                  55            (43)
Direct time deposits                             102,925      12.9          2,742       62.2               2,115            627
Brokered time deposits                            80,765      22.0            895       21.5                 (16)           911
Short-term borrowings                             (2,647)     (0.3)         4,075       91.1               4,089            (14)
Long-term debt                                  (378,870)    (32.0)        (1,548)     (14.5)              2,351         (3,899)
                                              -----------               ----------
   Total interest-bearing liabilities           (131,616)     (2.6)         8,265       31.2               8,980           (715)
                                              -----------               ----------
Noninterest-bearing demand deposits                7,942       1.0
Other liabilities                                 (2,151)     (6.0)
Stockholders' equity                              30,512       4.9
                                              -----------
   Total liabilities and stockholders' equity $  (95,313)     (1.5)
                                              ===========
Net interest-earning assets                   $   45,215       6.2
                                              ===========
Net interest income (tax-equivalent)                                        2,782        5.7             $ 3,220       $   (438)
Less: tax-equivalent adjustment                                              (250)     133.0
                                                                       ------------
Net interest income                                                      $  2,532        5.2
                                                                       ============


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME

                                                      Three Months Ended                     Three Months Ended
                                                         March 31, 2006                        December 31, 2005
                                            -----------------------------------------------------------------------------
(dollars in thousands)                         Average        Income/     Yield/       Average       Income/     Yield/
(tax-equivalent basis)                         Balance        Expense      Rate        Balance       Expense      Rate
                                            -------------  -----------  ------------------------  -----------  ----------
ASSETS:
Interest-earning assets:
Originated and acquired residential           $  439,513      $  6,883     6.35 %     $  479,884      $  7,064     5.84 %
Home equity                                      914,182        14,168     6.29          879,598        13,300     6.00
Marine                                           406,786         5,235     5.22          416,527         5,538     5.27
Other consumer                                    30,441           701     9.34           33,737           729     8.57
Commercial mortgage                              475,354         7,917     6.75          482,593         7,974     6.56
Residential construction                         447,792         9,009     8.16          426,898         8,209     7.63
Commercial construction                          309,123         5,461     7.16          301,461         5,212     6.86
Commercial business                              677,346        11,786     7.06          649,191        11,155     6.82
                                              ----------    ----------                ----------     ---------
    Total loans                                3,700,537        61,160     6.70        3,669,889        59,181     6.40
                                              ----------    ----------                ----------     ---------
Loans held for sale                                7,477           126     6.83            9,285           146     6.24
Short-term investments                             8,475            79     3.78            7,373            63     3.39
Taxable investment securities                  1,849,174        23,952     5.25        1,895,310        23,484     4.92
Tax-advantaged investment securities              72,705         1,105     6.16           32,645           518     6.30
                                              ----------    ----------                ----------     ---------
    Total investment securities                1,921,879        25,057     5.29        1,927,955        24,002     4.94
                                              ----------    ----------                ----------     ---------
    Total interest-earning assets              5,638,368        86,422     6.22        5,614,502        83,392     5.89
                                              ----------    ----------                ----------     ---------
Less: allowance for loan losses                  (45,396)                                (46,007)

Cash and due from banks                          121,465                                 142,914
Other assets                                     623,221                                 619,033
                                              ----------                              ----------
   Total assets                               $6,337,658                              $6,330,442
                                              ==========                              ==========


LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits              $  569,191           669     0.48       $  588,077           789     0.53
Money market deposits                            614,094         3,635     2.40          604,104         3,368     2.21
Savings deposits                                 692,013           552     0.32          707,822           516     0.29
Direct time deposits                             898,518         7,150     3.23          870,234         6,628     3.02
Brokered time deposits                           448,418         5,060     4.58          430,067         4,880     4.50
Short-term borrowings                            835,299         8,548     4.15          722,749         6,425     3.53
Long-term debt                                   805,654         9,122     4.59          912,700        10,033     4.36
                                              ----------    ----------                ----------     ---------
  Total interest-bearing liabilities           4,863,187        34,736     2.90        4,835,753        32,639     2.68
                                              ----------    ----------                ----------     ---------
Noninterest-bearing demand deposits              791,615                                 816,635
Other liabilities                                 33,576                                  38,466
Stockholders' equity                             649,280                                 639,588
                                              ----------                              ----------

   Total liabilities and stockholders' equity $6,337,658                              $6,330,442
                                              ==========                              ==========
Net interest-earning assets                   $  775,181                              $  778,749
                                              ==========                              ==========
Net interest income (tax-equivalent)                            51,686                                  50,753
Less: tax-equivalent adjustment                                   (438)                                   (245)
                                                            ----------                               ---------
Net interest income                                           $ 51,248                                $ 50,508
                                                            ==========                               =========

Net yield on interest-earning assets                                       3.72 %                                  3.59 %


PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME
                                                                                                            Quarter to Quarter
                                                                                                        Income/Expense Variance
                                            Current Quarter to Prior Quarter Increase/(Decrease)            Due to Change In
                                            -----------------------------------------------------    -----------------------------
(dollars in thousands)                         Average         %          Income/        %               Average         Average
(tax-equivalent basis)                         Balance       Change       Expense      Change             Rate           Volume
                                            --------------  ---------    ----------   ---------      -------------     -----------
ASSETS:
Interest-earning assets:
Originated and acquired residential             $ (40,371)     (8.4)%      $  (181)      (2.6)%            $  501        $  (682)
Home equity                                        34,584       3.9            868        6.5                 476            392
Marine                                             (9,741)     (2.3)          (303)      (5.5)                (94)          (209)
Other consumer                                     (3,296)     (9.8)           (28)      (3.8)                 53            (81)
Commercial mortgage                                (7,239)     (1.5)           (57)      (0.7)                119           (176)
Residential construction                           20,894       4.9            800        9.7                 469            331
Commercial construction                             7,662       2.5            249        4.8                 158             91
Commercial business                                28,155       4.3            631        5.7                 283            348
                                                ---------                  --------
    Total loans                                    30,648       0.8          1,979        3.3
                                                ---------                  --------
Loans held for sale                                (1,808)    (19.5)           (20)     (13.7)                 12            (32)
Short-term investments                              1,102      14.9             16       25.4                   7              9
Taxable investment securities                     (46,136)     (2.4)           468        2.0               1,171           (703)
Tax-advantaged investment securities               40,060     122.7            587      113.3                 (11)           598
                                                ---------                  --------
    Total investment securities                    (6,076)     (0.3)         1,055        4.4
                                                ---------                  --------
    Total interest-earning assets                  23,866       0.4          3,030        3.6               2,812            218
                                                ---------                  --------
Less: allowance for loan losses                       611      (1.3)
Cash and due from banks                           (21,449)    (15.0)
Other assets                                        4,188       0.7
                                                ---------
    Total assets                                $   7,216       0.1
                                               ==========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:

Interest-bearing demand deposits                $ (18,886)     (3.2)          (120)     (15.2)                (92)           (28)
Money market deposits                               9,990       1.7            267        7.9                 224             43
Savings deposits                                  (15,809)     (2.2)            36        7.0                  49            (13)
Direct time deposits                               28,284       3.3            522        7.9                 353            169
Brokered time deposits                             18,351       4.3            180        3.7                  50            130
Short-term borrowings                             112,550      15.6          2,123       33.0               1,129            994
Long-term debt                                   (107,046)    (11.7)          (911)      (9.1)                432         (1,343)
                                                ---------                  --------
    Total interest-bearing liabilities             27,434       0.6          2,097        6.4               1,961            136
                                                ---------                  --------
Noninterest-bearing demand deposits               (25,020)     (3.1)
Other liabilities                                  (4,890)    (12.7)
Stockholders' equity                                9,692       1.5
                                                ---------
    Total liabilities and stockholders' equity  $   7,216       0.1
                                               ==========
Net interest-earning assets                     $  (3,568)     (0.5)
                                               ==========
Net interest income (tax-equivalent)                                           933        1.8              $  851        $   82
Less: tax-equivalent adjustment                                               (193)      78.8
                                                                           --------
Net interest income                                                        $   740        1.5
                                                                           ========